UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 20, 2020
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	000-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Avenue
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)
217 365-4544
(Registrant's telephone number, including area code)
 N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 20, 2020, First Busey Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 43,166,262 of the Company's shares of common stock were present or represented by proxy at the Annual Meeting. This represented approximately 79.4% of the Company's 54,386,972 shares of common stock that were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, the stockholders voted on five proposals.  The proposals are described in the 2020 Proxy Statement.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:
1.
The election of nine individuals to serve as a director of the Company for a one-year term expiring at the 2021 Annual Meeting of Stockholders or until their successors are elected and have qualified.  There were 7,386,204 broker non-votes in connection with the election of directors.

Name	Votes For	Votes Withheld
George Barr	35,512,571	267,487
Stanley J. Bradshaw	34,725,152	1,054,906
Michael D. Cassens	35,520,389	259,669
Van A. Dukeman	35,539,834	240,224
Karen M. Jensen	35,594,634	185,424
Frederic L. Kenney	35,552,205	227,853
Stephen V. King	34,562,444	1,217,614
Gregory B. Lykins	34,403,290	1,376,768
Thomas G. Sloan	34,929,233	850,825

2.	The approval, in a non-binding, advisory vote, of the compensation of the named executive officers of the Company.
Votes For	Votes Against	Abstentions	Broker Non-Votes
28,461,341	7,078,529	240,188	7,386,204

3.	The approval of the First Busey Corporation 2020 Equity Incentive Plan.
Votes For	Votes Against	Abstentions	Broker Non-Votes
33,562,106	2,081,169	136,783	7,386,204

4.	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 66,666,667 to 100,000,000.
Votes For	Votes Against	Abstentions	Broker Non-Votes
41,006,994	1,993,938	165,330	-

5.	To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.
Votes For	Votes Against	Abstentions	Broker Non-Votes
42,777,726	351,707	36,829	-

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020	First Busey Corporation

By: /s/ Jeffrey D. Jones
Name:         Jeffrey D. Jones
Title:           Chief Financial Officer